SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 23, 2003
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200—12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 9.  REGULATION FD DISCLOSURE

     On January 23, 2003, Amazon.com, Inc. announced its fourth quarter 2002 financial results.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ THOMAS J. SZKUTAK

Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: January 24, 2003

EXHIBIT INDEX

Exhibit
Number	Description

Item 99.1	Press Release Dated January 23, 2003, Announcing the Company’s Fourth Quarter 2002 Financial Results